UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

COMMISSION FILE NUMBER 0-16448

Holiday RV Superstores, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	59-1834763

(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

200 East Broward Boulevard, Suite 920
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices)

(954) 522-9903

(Registrant’s Telephone Number,
Including Area Code)

(Former Name Or Former Address,
If Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     A copy of the press release issued by the Company announcing the reconstitution of the Company’s Board of Directors by written consent of the Company’s majority stockholder and the appointment of Paul E. Schedler as Chairman of the Board of Directors of the Company and Anthony D. Borzillo as Chief Executive Officer, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

99.1 Press Release of the Company dated June 9, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 9th day of June, 2003.

HOLIDAY RV SUPERSTORES, INC.

/s/ Anthony D. Borzillo

Anthony D. Borzillo Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated June 9, 2003.

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